UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 13, 2014

Acorda Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	420 Saw Mill River Road, Ardsley, NY	10502
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

    On January 13, 2014, Acorda Therapeutics, Inc. (“Company”) issued a press release announcing certain financial information for the fourth fiscal quarter of 2013 as well as for the full 2013 fiscal year, including that AMPYRA® (dalfampridine) Extended Release Tablets, 10 mg unaudited net sales for the fourth quarter of 2013 were $84 million, and that AMPYRA unaudited net sales for the full 2013 year were $302 million.  These results are preliminary and subject to completion of the Company’s year-end audit.  The Company also announced 2014 guidance for AMPYRA net sales revenue of $328-$335 million.  Guidance for 2014 research and development (R&D) expense is $60-$70 million and for 2014 sales, general and administrative (SG&A) expense is $180-$190 million.  The Company also announced 2014 guidance for Zanaflex® (tizanidine hydrochloride) and ex-U.S. FAMPYRA® (prolonged-release fampridine tablets) revenue of $25 million, which includes net sales of branded Zanaflex products, royalties from ex-U.S. FAMPYRA and authorized generic tizanidine hydrochloride capsules sales, and $9.1 million in amortized licensing revenue from the $110 million payment the Company received from Biogen Idec in 2009 for FAMPYRA ex-U.S. development and commercialization rights.

    The Company also announced it is providing a corporate overview today at the 32nd  Annual J.P. Morgan Healthcare Conference.

    A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference into this Item.

   This report and Exhibit 99.1 include certain forward-looking financial measures that were not prepared in accordance with accounting principles generally accepted in the United States (GAAP).  Non-GAAP financial measures are not an alternative for financial measures prepared in accordance with GAAP. However, the Company believes the presentation of these non-GAAP financial measures when viewed in conjunction with our GAAP results, provide investors with a more meaningful understanding of our ongoing and projected operating performance because they exclude non-cash charges that are substantially dependent on changes in the market price of our common stock. The Company believes these non-GAAP financial measures help indicate underlying trends in the company's business and are important in understanding projected operating performance. Also, management uses these non-GAAP financial measures to establish budgets and operational goals, and to manage the company's business and to evaluate its performance.

Item 8.01                      Other Events

The information set forth in Item 2.02 above is incorporated by reference into this Item.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

January 13, 2014	By:	/s/ Michael Rogers
Name: Michael Rogers
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 13, 2014